            CONSENT REGARDING REPURCHASE OF SENIOR SUBORDINATED NOTES

                               September 24, 1999


Stanadyne Automotive Corp.
92 Deerfield Road
Windsor, Connecticut 06095

 Attention:  Michael Boyer
             Chief Financial Officer

Ladies and Gentlemen:

                  Reference is made to that certain Credit Agreement dated as of December 11, 1997, as amended as of July 31, 1998 and February 8, 1999 (as so amended, the "Credit Agreement", the terms defined therein being used herein as therein defined), among SAC Automotive, Inc., a Delaware corporation, Stanadyne Automotive Corp., a Delaware corporation, the financial institutions listed therein, Bank One (successor to The First National Bank of Chicago), as Administrative Agent for Lenders, and DLJ Capital Funding, Inc., as Syndication Agent for Lenders.

                  Company has informed Agents and Lenders that it desires to repurchase on or prior to March 31, 2000 up to $10.0 million face amount of its Senior Subordinated Notes (the "Repurchase"). At the request of Company the undersigned Lenders, constituting Requisite Lenders under the Credit Agreement, hereby consent to the Repurchase; provided that (1) no more than $10.0 million face amount of the Senior Subordinated Notes shall be repurchased by Company and its Subsidiaries; (2) the purchase price for any Senior Subordinated Note shall not exceed 95% of the face amount thereof (plus accrued interest); (3) the Repurchase must be completed by March 31, 2000; (4) immediately after completion of the Repurchase, no Revolving Loans shall be outstanding; and (5) immediately after completion of the Repurchase and after giving effect thereto, no Event of Default or Potential Event of Default shall have occurred and be continuing.

                  Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the consent set forth herein shall be limited precisely as written and is provided solely for the purpose of permitting Company to effect the Repurchase on the terms and conditions hereinabove set forth without violating the provisions of subsection 7.5 of the Credit Agreement, and this Consent does not constitute, nor should it be construed as, a waiver of compliance by Company with respect to (i) subsection
7.5 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the Repurchase or otherwise).

                  In order to induce Lenders to enter into this Consent, Company, by its execution of a counterpart of this Consent, represents and warrants that after giving effect to this Consent and the Repurchase (a) no Event of Default or Potential Event of Default exists under the Credit

Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

                  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The consent set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by Company, Holdings and Subsidiary Guarantors and by Lenders constituting Requisite Lenders, receipt by Company and Agents of written or telephonic notification of such execution and authorization of delivery thereof and receipt by Administrative Agent, on behalf of each Lender who executes and delivers to Administrative Agent a counterpart of this Consent on or prior to October 4, 1999, a fee equal to one-eighth of one percent (.125%) of the sum of such Lender's Revolving Loan Exposure, Tranche A Term Loan Exposure and Tranche B Term Loan Exposure.

                  THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                                       AGENTS

                                       DLJ CAPITAL FUNDING, INC.,
                                       Individually as Syndication Agent

                                       By: /s/ David F. Klein
                                           ------------------
                                               David F. Klein
                                               Vice President


                                       BANK ONE (successor to The First National
                                       Bank of Chicago),Individually and as
                                       Administrative Agent


                                       By: /s/ William H. Canney
                                           ---------------------
                                               William H. Canney
                                               Vice President

                                       LENDERS

                                       ABN AMRO BANK N.V.

                                       By: /s/ John J. Mack
                                           ---------------
                                               John J. Mack
                                               Vice President

                                       By: /s/ Douglas R. Elliott
                                           ----------------------
                                               Douglas R. Elliott
                                               Group Vice President

                                                   BANKBOSTON, N.A.

                                                   By: /s/ Garth J. Collins
                                                       -------------------
                                                           Garth J. Collins
                                                           Director


                                                   BANK OF SCOTLAND

                                                   By: /s/ Annie Glynn
                                                       ---------------
                                                           Annie Glynn
                                                           Senior Vice President


                                                   DRESDNER BANK AG
                                                   NEW YORK AND GRAND
                                                   CAYMAN BRANCHES

                                                   By: /s/ Beverly G. Cason
                                                       --------------------
                                                           Beverly G. Cason
                                                           Vice President

                                                   By: /s/ John R. Morrison
                                                       --------------------
                                                           John R. Morrison
                                                           Vice President


                                                   MERRILL LYNCH DEBT
                                                   STRATEGIES PORTFOLIO

                                                   By:



                                                   NATIONAL CITY BANK

                                                    By: /s/ Lisa B. Lisi
                                                        ----------------
                                                            Lisa B. Lisi
                                                            Vice President



                                                   PEOPLE'S BANK

                                                   By: /s/ Dante Fazzina
                                                       -----------------
                                                           Dante Fazzina
                                                           Vice President

                                             SENIOR DEBT PORTFOLIO

                                             BY: BOSTON MANAGEMENT AND RESEARCH,
                                                 as Investment Advisor

                                             By: /s/ Payson F. Swaffield
                                                 -----------------------
                                                 Payson F. Swaffield
                                                 Vice President


                                             SUMMIT BANK

                                             By: /s/ Christopher P. Kleczkowski
                                                 -----------------------------
                                                 Christopher P. Kleczkowski


                                             THE BANK OF NEW YORK

                                             BY: /s/ Melinda White
                                                 -----------------
                                                 Melinda White


                                             VAN KAMPEN CLO I, LIMITED
                                             BY: VAN KEMPEN MANAGEMENT INC. as
                                                 Collateral Manager

                                             By: /s/ Darvin D. Pierce
                                                 --------------------
                                                 Darvin D. Pierce
                                                 Vice President

                  By its execution of a counterpart of this Consent, the undersigned, as guarantor under that certain Holdings Guaranty dated as of December 11, 1997 or that certain Subsidiary Guaranty dated as of December 11, 1997 (the "Guaranties") in favor of Administrative Agent for the benefit of Lenders, each hereby acknowledges that it has read this Consent and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Consent, the obligations of the undersigned under the Guaranties shall not be impaired or affected and the Guaranties are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.



                              PRECISION ENGINE PRODUCTS CORP.

                              By: /s/ Michael H. Boyer
                                  --------------------
                              Title:  Vice President and
                              Chief Financial Officer


                              DSD INTERNATIONAL CORP.

                              By: DISOLVED
                              Title:

                              STANADYNE AUTOMOTIVE HOLDING CORP.

                              By: /s/ Michael H. Boyer
                                  --------------------
                              Title:  Vice President and
                              Chief Financial Officer


Acknowledge and agreed as
of the date first written above:

STANADYNE AUTOMOTIVE CORP.

By: /s/ Michael H. Boyer
    --------------------
Title:   Vice President and
         Chief Financial Officer